Exhibit 99.2
Corporate Presentation NASDAQ: NXTC MARCH 2024

Forward-Looking Statement 2 To the extent that statements contained in this presentation are not descriptions of historical facts, they may be deemed to be forward-looking statements under the Private Securities Litigation Reform Act of 1995. These statements are based on current expectations, forecasts, assumptions and other information available to NextCure as of the date hereof. Forward-looking statements include statements regarding NextCure’s expectations, beliefs, intentions or strategies regarding the future and can be identified by forward-looking words such as “may,” “will,” “potential,” “expects,” “believes,” “intends,” “hope,” “towards,” “forward,” “later” and similar expressions. Examples of forward-looking statements in this presentation include, among others, statements about the development plans for our products, statements about the progress and evaluation and expected timing of results of NextCure’s ongoing or planned clinical trials, expectations regarding the potential benefits, activity, effectiveness and safety of our research stage, preclinical stage, and clinical stage therapeutic candidates, NextCure’s financial guidance, expected upcoming milestones, and NextCure’s plans, objectives and intentions with respect to the discovery and development of therapeutic products. Forward-looking statements involve substantial risks and uncertainties that could cause actual results to differ materially from those projected in any forward-looking statement. Such risks and uncertainties include, among others: the impacts of the COVID-19 pandemic on NextCure’s business, including NextCure’s clinical trials, third parties on which NextCure relies and NextCure’s operations; positive results in preclinical studies may not be predictive of the results of clinical trials; NextCure’s limited operating history and no products approved for commercial sale; NextCure’s history of significant losses; NextCure’s need to obtain additional financing; risks related to clinical development, marketing approval and commercialization; the unproven approach to the discovery and development of product candidates based on NextCure’s FIND-IOTM platform; and dependence on key personnel. More detailed information on these and additional factors that could affect NextCure’s actual results are described in NextCure’s filings with the Securities and Exchange Commission (the “SEC”), including in Item 1A of NextCure’s most recent Form 10-K, subsequent Form 10-Q and elsewhere in the Company’s filings with the SEC. You should not place undue reliance on any forward-looking statements. Forward-looking statements speak only as of the date of this press release, and NextCure assumes no obligation to update any forward-looking statements, except as required by law, even if expectations change.

3 Focus on Two Promising Programs • Early Clinical Responses in Ovarian & CRC • Additional Clinical Data Expected 2024 NC410 COMBO LNCB74 • Differentiated B7-H4 ADC • Collaboration with LegoChem Biosciences • IND 2024 $108 M - RUNWAY THROUGH 2H 2026

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Advancing Our Prioritized Programs

PROGRAMS	TARGET	CELLS	DISCOVERY	PRECLINICAL	PHASE 1	PHASE 2	PHASE 3	NEXT MILESTONE
NC410 COMBO (Pembro)	LAIR-2	Extracellular Matrix	Ovarian					Ph1b Data 2H 2024
			Colorectal (CRC)					Ph1b Data 2Q 2024
LNCB74 (ADC) Co-development with LegoChem Biosciences	B7-H4	Tumor Cells	Breast, Ovarian, Endometrial					IND 4Q 2024

5 NC410 COMBO BUILDING ON CLINICAL RESPONSES & BIOMARKER OBSERVATIONS PH1B DATA 2H 2024 Ovarian CANCER Colorectal CANCER PH1B DATA 2Q 2024

6 POTENTIALLY FIRST-IN-CLASS Improved safety profile Addresses tumor resistance LARGE UNMET NEEDS Ovarian cancer Colorectal cancer DEEP EXPERTISE Extracellular matrix collagen drives tumor resistance DIFFERENTIATED APPROACH Remodeling tumor architecture removing physical barrier and allowing T cells to kill tumors Addressing Unmet Needs for Non-Responders NC410 COMBO LAIR-2 FUSION

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Leader in Understanding *LAIR & Extracellular Matrix (ECM)* Biology

frontiers in Immunology

Regulation of tumor immunity and immunotherapy by the tumor collagen extracellular matrix

eLife

Cancer immunotherapy by NC410, a LAIR-2 Fc protein blocking human LAIR-collagen interaction frontiers in Immunology

Collagen Fragments Produced in Cancer Mediate T Cell Suppression Through Leukocyte-Associated Immunoglobulin-Like Receptor 1

sitc Society for Immunotherapy of Cancer

A Phase 1b/2, open-label, safety, tolerability and efficacy study of NC410 plus pembrolizumab for participants with immune checkpoint inhibitor (ICI) refractory or MSS/MSI-low ICI naïve advanced or metastatic solid tumors the extracellular matrix pharmacology congress

NC410 (LAIR-2-Fc Fusion Protein): Overcoming Clinical Limitations to Immunotherapy Through Targeting and Remodeling Tumor ECM

Translational Research Cancer Centers Consortium

Targeting LAIR-1 abrogates neutrophil-mediated suppression of T cell responses in ovarian cancer microenvironment

JCI

Remodeling the tumor microenvironment via blockade of LAIR-1 and TGF-β signaling enables PD-L1-mediated tumor eradication

An Emerging Area of Interest for New Therapies

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NC410 Combo

Overcoming tumor resistance by remodeling ECM to remove physical barrier and enhance T cell tumor killing


NC410
Store Frozen -20°C to -50°C
DO NOT SHAKE OR DROP
NextCure

COMPLETED

- ✓ Safe & well tolerated
- ✓ No dose limiting toxicities
- ✓ Evidence of clinical activity in ovarian & colorectal

ONGOING

- Expansion of ovarian & colorectal cohorts
- 2024 anticipated data (ovarian n=~25; CRC: n=~40)
- Planning for Phase 2

NC410 Combo: A Synergistic Approach to Breaking the Collagen Barrier and Enhancing Anti-Tumor Activity 9 Inhibited T cell Tumor cells Excluded from the tumor COLLAGEN BUILDUP AND DENSITY LEAD TO RESISTANCE Collagen Efficacy Tumor cells proliferate and become resistant T cells kill the tumor ECM REMODELING LEADS TO GREATER ANTI-TUMOR FUNCTION Collagen Efficacy Activated T Cells Dead tumor cells Infiltrates the tumor Pembro enhances T cell tumor killing NC410 remodels collagen to remove barrier and increase T cell infiltration

NEXT STEPS POPULATION 10 NC410 Combo Phase 1 Study PD-(L)1 Naïve DOSE & REGIMEN FINDINGS TO DATE Additional ~18 patients being added to confirm clinical activity DATA EXPECTED 2H 2024 Ovarian CANCER 100 mg NC410 Q2W 400 mg pembro Q6W 200 mg NC410 Q2W 400 mg pembro Q6W ORR 42.8% (3/7) DCR 42.8% (3/7) Biomarker evidence supporting mechanism of action 0 5 10 15 20 25 30 35 1008-007 1147-002 1384-009 1384-005 1384-006 1391-003 1391-004 1104-004 PR PR PR Not Evaluable by RECIST 1.1 PR – Partial Response

Evidence of Peripheral Immune Modulation and TME Infiltration in Responders from Ovarian Cohort 11 • Remodels ECM allowing effector immune cell infiltration into TME from periphery Decrease Granzyme B-expressing CD8+ T cells Decrease suppressive MDSCs Decrease CCR7+ CD4+ T cells • Reduces suppressive effects • Enhances activation of immune cells and anti-tumor activity • Induces chemokine guided migration of immune cells to TME C1D1 Pre C1D15 C1D29 C2D1 Pre C2D15 C2D29 0.0 0.5 1.0 1.5 2.0 Fold Change from Baseline 0.75 C1D1 Pre C1D15 C1D29 C2D1 Pre C2D15 C2D29 0 10 20 30 40 Cells/ul of blood C1D1 Pre C1D15 C1D29 C2D1 Pre C2D15 C2D29 0 1 2 3 4 Fold Change from Baseline 0.75 Responders Progressors

NEXT STEPS POPULATION NC410 Combo Phase 1 Study 12 PD-(L)1 Naïve, MSS/MSI-L*, without Liver Metastasis Colorectal CANCER DOSE & REGIMEN 100 mg NC410 Q2W 400 mg pembro Q6W FINDINGS TO DATE Follow additional ~20 patients to confirm clinical activity DATA EXPECTED 2Q 2024 ORR 10.5% (2/19) DCR 47.3% (9/19) mPFS 8.1 months *Microsatellite stable/microsatellite instability-low 0 5 10 15 20 25 30 35 40 45 50 1393-001 1147-003 1398-002 1104-005 1398-003 1393-004 1008-005 1147-001 1008-004 1110-009 1393-005 1384-007 1384-008 1393-002 1104-006 1110-008 1087-001 1391-007 1110-006 1391-005 1391-001 1110-003 PR – Partial Response SD – Stable Disease ≥16 weeks Not Evaluable by RECIST 1.1 Not Evaluable by RECIST 1.1 Not Evaluable by RECIST 1.1 SD SD SD SD PR PR SD SD SD

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NC410 Combo Timeline and Potential Catalysts


2024
2025
2026
2027
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
OVARIAN (ICI Naïve)
Ph1b
N=~25
*Randomized Ph2
N = 150
*Ph3
Ph1b Data
Ph2 Initiation
Ph2 Initial Data
Ph2 Full Data Set
CRC (ICI Naïve, MSS/MSI/L, without Liver Metastasis)
Ph1b
N=~40
*Randomized Ph2
N = 150
*Ph3
Ph1b Data
Ph2 Initiation
Ph2 Initial Data
Ph2 Full Data Set

*Pending partnership or financing

Opportunity to Treat Large Unmet Needs 14 EARLY CLINICAL ACTIVITY PLANNING FOR PH2 EXPANDING OVARIAN & CRC ADDITIONAL CLINICAL DATA 2024 VALUE CREATION

15 LNCB74 LEVERAGING OUR DEEP EXPERTISE IN B7-H4 AND COLLABORATION WITH LCB TO DEVELOP A DIFFERENTIATED THERAPEUTIC IND 4Q 2024 Breast CANCER Ovarian CANCER Endometrial CANCER

16 THERAPEUTIC POSITIONING Improved safety and efficacy PATIENT SELECTION STRATEGY CLIA validated IHC biomarker assays NOVEL APPROACH Unique antibody linker strategy Co-development partnership with LCB DEEP EXPERTISE Significant B7-H4 experience LCB’s substantial ADC know-how Differentiated ADC LNCB74 B7-H4 ADC

B7-H4 is the Next Target of Interest in Women’s Cancer 17 In 2nd big deal of the day, GSK inks $1.4B pacy for Hansoh gynecology cancer asset NextCure, LegoChem join big-league rivals in antibody-drug conjugate race

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Third Party Validation of B7-H4 as an ADC Target

Seagen Pfizer | HANSOH PHARMA Partnership with GSK

Key Features	SGN-B7H4V	HS-20089
ADC Design	• Val-Cit cleavable linker • MMAE • DAR 4	• Linker • Exatecan (TOPO1 inhibitor) • DAR 6
DLT	1.25 mg/kg (N=1) or 1.5 mg/kg (N=2)	7.2 mg/kg (N=2)
Common AEs	Neutropenia, peripheral sensory neuropathy, nausea, fatigue, anemia, dyspnea, hypotension, and pneumonia	Leukopenia, neutropenia, nausea, anemia, vomiting, fatigue, thrombocytopenia, increased ALT and AST, anorexia, and hyponatremia
RESPONSES	• Breast: 7 PR (N=25) • Ovarian: 2 PR (N=15) • Endometrial: 1 CR (N=16)	• TNBC: 6 PR (N=16) • Ovarian: 2 PR (N=3)

ESMO 2023

Deep Expertise in B7-H4 19 • Extensive publications • Expertise in expression • Repertoire of models • Top-tier KOL collaborative network • Validated patient selection assay • Co-development partner since 2022 • Significant success advancing ADCs • Differentiated linker technology Option to Develop Additional Targets

LNCB74 On Track for an IND Year-End 2024 20 ✓ Potent pre-clinical activity in vitro and in vivo ✓ Pilot tox study – safe and tolerable ✓ Favorable pre-IND feedback from FDA • Tox studies • GMP manufacturing • Planning for Ph1 COMPLETED ONGOING

LNCB74 Is an Anti-B7-H4 MMAE ADC Fc Modification Protects immune cells Tumor Selectivity Glucuronidase cleavable linker provides greater selectivity and specificity 21 MMAE DAR 4 Improves safety and control over how the payload is dispersed Antibody Linker Payload STRUCTURAL DIFFERENTIATION

Differentiating Glucuronidase & Other Linkers 22 Bloodstream Tissues Cancer Cell •Efficient release of toxin •Higer concentration Stable No Toxicity + + Transfer to albumin Released by platelets & neutrophils Unstable Toxicity •Inefficient release of toxin •Lower concentration Potent Less potent Bystander Effect Linker Glucuronidase cleavable Payload Tubulin inhibitor Conjugation Site Specific DAR 4 Glucuronidase Linker Other Linkers Linker Protease or esterase cleavable Payload Tubulin or Topo-1 inhibitors Conjugation Site Specific or cysteine DAR 3.5, 6, 8

Key Differentiating Features of Glucuronidase Linkers 23 Time (Hours) Relative Toxin Concentration per Cancer Cell 100% Val-cit Linker Glucuronidase Linker Control ADC Glucuronidase Linker Val-Cit Linker  Site specific attachment to mAb □ Non-specific attachment to mAb  Highly stable linkage □ Unstable linkage ‒ Prone to transferring to albumin ‒ Increases toxicity  Specifically cleaved in cancer cells □ Susceptible to cleavage by platelets and neutrophils, increasing toxicity  Efficient release of payload □ Less efficient release of payload  Higher concentration of toxin per cancer cell □ Lower concentration of toxin per cancer cell • Improved therapeutic index • Higher efficacy • Lower toxicity • Less frequent dosing

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LNCB74 Shows Potent Anti-Tumor Activity in CDX and PDX Models

CDX

PDX

BREAST (ZR-75-1)


Vehicle
LNCB74 (1 mg/kg)
LNCB74 (3 mg/kg)
LNCB74 (6 mg/kg)
Mean Tumor Volume (mm^3) +/- SEM
1200
1000
800
600
400
200
0
0
7
14
21
28
35
Days from Treatment Initiation

OVARIAN (OVCAR-3-B7-H4-OE)


No Treatment
LNCB74 (6 mg/kg = 0.114 MMAE)
Mean Volume (mm^3) +/- SEM
1000
800
600
400
200
0
100% CRs
0
7
14
21
28
35
42
49
Days from Treatment Initiation

TNBC (CTG-0012)


No Treatment
LNCB74 (1.5 mg/kg = 0.0275 MMAE)
LNCB74 (4.5 mg/kg = 0.08 MMAE)
Mean Volume (mm^3) +/- SEM
1750
1500
1250
1000
750
500
250
0
0
7
14
21
28
35
42
Days from Treatment Initiation

Dosing	Q7D x 3	Single dose	1.5 mg/kg: Q7D x 3 4.5 mg/kg: single dose

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Preclinical Development of LNCB74 is on Track

TOX STUDY	
Species	Cynomolgus
Dose Range	4, 7 & 10 mg/kg Q3W, i.v.
Evaluation	Toxicology profiling, pathology, hematology, immunotoxicology
Goal	Define starting dose

GMP MANUFACTURING

- [x] Master cell bank generated
- [x] Process development complete
- [x] Antibody being manufactured
- [ ] Drug conjugation

DOSE ESCALATION DOSE EXPANSION 26 LNCB74 Ph1 Monotherapy Study Plans • 5 dose cohorts • Regimen Q3W • N=15-45 subjects • 2 dose cohorts • 2 tumor types • N=80 subjects • Pre-treatment & on study biopsies Breast CANCER Ovarian CANCER Endometrial CANCER Readouts: Scans every 6 weeks Endpoints: Safety and ORR Readout: Scans every 6 weeks Endpoint: Safety

2024 2025 2026 2027 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 LNCB74 Timeline and Potential Catalysts 27 Ph1 Dose Expansion N = 80 Ph1 Dose Escalation N = 15-45 Tox Readout Initial Ph1 Data IND Enabling Studies IND

IND Opportunity to Develop Differentiated B7-H4 ADC Therapeutic 28 B7-H4 ADC PH1 INITIATION VALUE CREATION

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Programs Available for Partnering

PROGRAMS	TARGET	CELLS	DISCOVERY	PRECLINICAL	PHASE 1	PHASE 2	PHASE 3	NEXT MILESTONE
NC525	LAIR-1	Leukemia	Acute Myeloid Leukemia					Ph1a Data 4Q 2024
NC605	S15	Osteoclasts	Osteogenesis Imperfecta					Tox Studies
NC181	APOE4	Microglia & Neurons	Alzheimer's Disease					Master Cell Bank
FIND-ADC	New Targets	Tumor Cells	Oncology					Lead Selection

Anticipated 2024 Milestones 30 Q1 Q2 Q3 Q4 Ovarian CRC LNCB74 IND Filing Ph1b Data Ph1b Data NC410 Combo

P R O P R I E T A R Y A N D C O N F I D E N T I A L Advancing Innovative Medicines for Cancer 31 ADCs Treatments for Non-Responders Differentiated Programs

APPENDIX

1087-001 CRC: Partial Response 71% Reduction in Sum of Target Lesions 33 Right Axillary lymph node TARGET LESION 1 3.0 cm 1.4 cm 2.2 cm 1.2 cm BASELINE – 9.15.2023 WEEK 9 – 11.20.2023 0.7 cm 0.8 cm Right Pelvic lymph node TARGET LESION 2 WEEK 18 – 1.19.2024

BASELINE – 4.8.2023 WEEK 9 – 6.20.2023 Paraaortic lymph node Gastrohepatic lymph node 1.9 cm 1.0 cm TARGET LESION 1 TARGET LESION 2 1110-003 CRC: Partial Response 59% Reduction in Sum of Target Lesions 34 1.8 cm 0.5 cm

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NC525
LAIR-1 MAB


ELIMINATES
LEUKEMIC CELLS
NC525
LAIR-1
Cell Death
SPARES
HEALTHY CELLS
Cell Survival

- LAIR-1 is essential for AML development and cell survival
- Data defining MOA recently published (Lovewell RR et al., J Clin Invest 2023)

- Leukemia (AML)
- High-risk myelodyplastic syndrome
- Chronic myelomonocytic leukemia

- Ph1 dose escalation study ongoing
- Phase 1a data 4Q 2024
- Currently seeking partner

NC605 Siglec-15 Disease Healthy TRAP+ osteoclast Precursor cells PDGF-BB NC605 SIGLEC-15 MAB 36 • Master cell bank available • Initiating tox studies • Currently seeking partner • Osteogenesis imperfecta • Osteoporosis • Non-union fracture • Prevents bone loss • Promotes bone formation • Decreases fractures

NC181 APOE4 MAB 37 • Master cell bank being generated • Currently seeking partner • Alzheimer’s disease • Cerebral amyloid angiopathy (CAA) • Parkinson’s disease • Reduces amyloid plaques • Suppresses neuroinflammation • Improves cerebrovascular function

38 FIND-ADCTM Technology Uniquely Unlocks New Targets for ADCs Incremental payload and linker improvements to the same pool of existing targets (HER2, EGFR, FRα, TROP-2,CLDN18.2, BCMA, CD19) Identifying new targets for ADCs that unlock novel products and value TRADITIONAL DISCOVERY FIND-ADC